Exhibit 10.27


                          PROMISSORY NOTE

Maximum Amount                             Sacramento, California
$500,000                                           April 30, 1998

     On demand, the undersigned Ophthalmic Imaging Systems, a California corporation, ("Borrower") promises to pay to Premier Laser Systems, Inc., a California corporation ("Lender"), or order, at its office located at 3 Morgan, Irvine, California 92618, or at such other place as the holder hereof may from time to time designate by written notice to Borrower, the principal amount of Five Hundred Thousand Dollars ($500,000) or such lesser amount as may be borrowed and remain unpaid hereunder.

     Advances hereunder, to the total amount of the principal sum stated above, may be made by Lender at the oral or written request of CEO or Director of Finance. Such advances shall be made by means of payments by Lender, on behalf of Borrower and may be made for various purposes, including to acquire inventory for Borrower. Inventory required through the use of advances made hereunder shall be owned by Borrower and subject to the Security Agreement (described below).

     Borrow may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any agreement executed in connection with this Note, provided that the outstanding principal balance of this Note shall at no time exceed the principal amount stated above, and provided further that regardless of the outstanding balance of this Note, Lender shall be under no obligation at any time to make any further loans or advances, it being expressly agreed that the decision whether to make any advances or loans to Borrower shall be made by Lender in his solo and absolute discretion. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by the holder.

     Borrower promises to pay interest on each advance hereunder, from the disbursement date of each such advance, and whether before or after any breach hereof except as set forth below, at a per annum rate of 8.50%. Interest is computed on the basis of a 360 day year, and on the basis of actual days elapsed.

     All principal and accrued interest owing hereunder shall be due and payable upon the earlier of (i) written demand for payment by Lender or
(ii) one year from the date of this Note.

     Principal and interest shall be payable in lawful money of the United States in immediately available funds.

     Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, all advances made by Lender hereunder and all payments and prepayments made an account of the principal balance hereof. This Note may be prepaid in whole or in part at my time without penalty.

     This Note is secured by a Security Agreement ("Security Agreement") of even date herewith covering the inventory purchased on behalf of Borrower with the advances made under this Note, and the proceeds thereof.

     All agreements between Borrower and Lender hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Lender hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Security Agreement securing this Note or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstances the holder hereof shall ever receive as interest an amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Lender.

     In the event of (i) a default in the making or paying of any payment hereunder or (ii) a breach or default in the performance of observance of any covenant, condition, or breach or any representation or warranty contained in the Security Agreement or any other agreement or instrument evidencing or securing this Note, Lender may, at its option, declare this Note to be immediately due and payable.

     The makers, sureties, endorsers and guarantors hereof (if any) (1) agree to pay all actual and reasonable costs and expenses, including reasonable attorneys' fees, expended or incurred in the collection and enforcement of this Note, in actions for declaratory relief in any way related to this Note, or in the protection or preservation of any rights of the holder hereunder; (2) consent to renewals and extensions of time at or after the maturity hereof; (3) waive diligence, presentment, protest, notice of protest, demand, and notice of dishonor; (4) waive the right to plead any statute of limitations as a defense to any claim hereunder or in connection with any security for this Note, to the full extent permitted by law; and (5) agree that no failure on the part of the holder of this Note to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

     Time is of the essence of this Note.

     [PARAGRAPH REPLACED WITH INSERT A ATTACHED HERETO AND AS PART HEREOF]

     Notwithstanding the foregoing, so long as the holder of this Note has not received written notification or the occurrence of an event of default under the Senior Debt, the holder of this Note may make demand for, and accept payment of, this Note, and any payments so received may be retained by the holder hereof.

     No present or future holder of Senior Debt shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of Borrower. The foregoing provisions as to subordination are solely for the purpose of defining the relative rights of the holders of the Senior Debt on the one hand, and the holder of this Note on the other hand, and none of such provisions shall impair, as between Borrower and the holders of this Note, the obligations of Borrower, which is unconditional and absolute, to pay to the holder of this Note the principal and interest thereon, in accordance with the terms of this Note, nor shall any such provisions prevent any holder of this Note from exercising all remedies otherwise permitted by applicable law or under the terms of this Note upon default thereunder, subject to the rights, if any, under the foregoing provisions, of holders of Senior Debt to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.

     This Note and all matters relating or pertaining thereto shall be governed by and construed under the laws of the State of California.

                              OPHTHALMIC IMAGING SYSTEMS,
                              a California corporation

                              By: _______________________________
                                    Its: Chief Executive Officer


The undersigned each agree to the subordination provisions contained in the Note.

PREMIER LASER SYSTEMS, INC.        IMPERIAL BANK


By __________________________           By __________________________
Title _________________________         Title Vice President/Team Leader

                               ADVANCES AND PAYMENTS



Date      Amount of Advance   Aggregate Amount    Aggregate Amount   Notation
         (+) or Paydown ( )      Outstanding       Still Available   Made By
                                                 (up to $_________)

                          PROMISSORY NOTE
                  TO PREMIER LASER SYSTEMS, INC.
                  FROM OPHTHALMIC IMAGING SYSTEMS
                       DATED APRIL 30, 1998

INSERT A
PAGE 3


     All claims of Lender against Borrower now or hereafter existing, whether matured or not, are and shall be at all times subordinate and subject to any and all claims of Imperial Bank against Borrower now or hereafter existing, whether matured or not, so long as any such claim on Imperial Bank's part against Borrower shall remain unpaid, in whole or in part, and Lender agrees not to sue upon, or to collect, or to receive payment upon, by setoff or in any other manner, any claim or claims on Lender's part against Borrower now or hereafter existing, not to sell, assign, transfer, pledge, or give a security interest in the same (except subject expressly to this Agreement), nor to enforce or apply any security now or hereafter existing, nor to join in any petition in bankruptcy or any assignment for the benefit of creditors or any creditors agreement, nor to take any lien or security on any of Borrower's property, real or personal, nor to incur any obligation to nor receive any loans, advances or gifts from Borrower, so long as any such claim on Imperial Bank's part against Borrower shall exist or so long as Imperial Bank is committed or otherwise obligated to make any loans to, or grant any credit to, Borrower.

     All claims on Imperial Bank's part against Borrower now or hereafter existing shall be first paid by Borrower before any payment shall be made by Borrower to Lender. Said priority of payment shall apply during the ordinary course of Borrower's business and in case of any assignment by Borrower for the benefit of Borrower's creditors, and in case of any bankruptcy proceedings instituted by or against Borrower, and in case of the appointment of any receive for Borrower or Borrower's business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower's business, and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Imperial Bank the full amount of Imperial Bank's claims against Borrower before making any payment to Lender, and so far as may be necessary for that purpose, Lender hereby transfers and assigns to Imperial Bank all of Lender's rights to any payment or distribution which might otherwise be coming to Lender. Imperial Bank is hereby irrevocably constituted and appointed the attorney-in-fact of Lender to file any and all proofs of claim and any other documents and to take all other action, either in Imperial Bank's name, or in the name of Lender, or any of them, which in Imperial Bank' opinion is necessary or desirable to enable Imperial Bank to obtain all such payments.

     Lender further agrees that in case Lender should take or receive any security interest in, or lien by way of attachment, execution, or otherwise on any of the property, real or personal, of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, while any claim exists on Imperial Bank's part against Borrower, Imperial Bank shall be entitled to have the same vacated, dissolved and set aside by such proceedings at law, or otherwise, as Imperial Bank may deem proper, and this Agreement shall be and constitute full and sufficient ground therefor and shall entitle Imperial Bank to be and become party to any proceedings at law, or otherwise, initiated by Imperial Bank or by any other party, in or by which Imperial Bank may deem it proper to protect Imperial Bank's interest hereunder; and the party so violating this Agreement shall be liable to Imperial Bank for all loss and damages sustained by Imperial Bank by reasons of such breach, including attorney's fees in any such legal action.